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                   "ONCORE" FLEXIBLE PREMIUM VARIABLE ANNUITY

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT A

                SUPPLEMENT DATED JUNE 30, 2000 TO THE PROSPECTUS
                                DATED MAY 1, 2000


This relates to the 10-DAY FREE LOOK provision in MASSACHUSETTS and MISSOURI.


Massachusetts and Missouri are now included among the states where we are required to return the original purchase price instead of the current contract value if you exercise your free look. Any purchase payments in those states to be allocated to variable Funds will first be allocated to the Money Market Fund until the end of the free look period.